SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 12, 1996

                           Pacific Power Group, Inc.
                           -------------------------
             (Exact name of registrant as specified in its charter)

 Nevada                             0-28756                  95-4431083
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)

   656A Monterey Pass Road, Monterey Park, California       91754
   --------------------------------------------------       -----
       (Address of principal executive offices)           (zip code)

Registrant s telephone number, including area code: (818) 293-8458
                                                    --------------

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class                  Name of exchange on which
            to be so registered                each class is to be registered

            Common Stock                       ______________________________
            $.001 par value                    ______________________________

Securities to be registered pursuant to Section 12(g) of the Act:


------------------------------------------------------------------------------
                             (Title of class)


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                             (Title of class)

Item 1.  Changes in control of registrant.
         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not applicable.

Item 3.  Bankruptcy or Receivership.
         Not applicable.

Item 4.  Changes in Registrant s Certifying Account.

      On November 12, 1996, the Board of the Company approved the replacement of M. Fung T. Yen by KPMG Peat Marwick LLP as its independent auditors.

     Mr. Fung Yen expressed an unqualified opinion dated April 22, 1996 on the Company's consolidated financial statements for fiscal years ended August 31, 1995.

     The Company has not had any disagreements with its independent auditors on any matter of accounting principles or practices or financial statement disclosure.

Item 5.  Other Events.
         None

Item 6.  Resignations of Registrant s Directors.
         None

Item 7.  Financial Statements and Exhibits.
         Not applicable.

Item 8.  Change in Fiscal Year.
         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC POWER GROUP, INC.
-------------------------
(Registrant)


Date: November 18, 1996
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By: /s/ Raymond S. Lee
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 Raymond S. Lee, Chief Executive Officer